UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: August 19, 2013
(Date of earliest event reported: August 19, 2013)

Revlon Consumer Products Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	33-59650	13-3662953
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

237 Park Avenue New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

(212) 527-4000
(Registrant’s telephone number, including area code)

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Revlon Consumer Products Corporation (“RCPC”), the wholly owned operating subsidiary of Revlon, Inc. (‘‘Revlon’’ and, together with RCPC the ‘‘Company’’), successfully consummated an amendment (the “Term Loan Amendment”) to its existing 2011 term loan facility (as amended by the Term Loan Amendment, the “Amended Term Loan Facility”), as previously disclosed in the Current Reports on Form 8-K that RCPC furnished to the SEC on August 13, 2013 and August 15, 2013.

The Term Loan Amendment permits, among other things: (a) RCPC’s consummation of the acquisition of The Colomer Group Participations, S.L. (“TCG”) under the previously-disclosed share purchase agreement (the “Acquisition”) and (b) RCPC’s incurring up to approximately $700 million of bank term loan debt as incremental term loans under the Amended Term Loan Facility (the “Acquisition Term Loans”) that RCPC would use as a source of funds to consummate the Acquisition and pay related fees and expenses.

In addition, RCPC entered into an amendment and restatement of the previously-disclosed debt financing commitment letter and, pursuant thereto, an incremental amendment to the Amended Term Loan Facility with Citibank, N.A., JPMorgan Chase Bank, N.A., Bank of America, N.A., Credit Suisse AG, Cayman Islands Branch, Wells Fargo Bank, N.A. and Deutsche Bank AG New York Branch (collectively, the “Initial Acquisition Lenders”) and Citicorp USA, Inc., as administrative agent and collateral agent pursuant to which the Initial Acquisition Lenders committed to provide the Acquisition Term Loans to RCPC (the “Incremental Amendment”). The Amended Term Loan Facility and the Incremental Amendment effectively replace both the new term loan facility previously disclosed by RCPC on August 5, 2013 and RCPC’s existing 2011 term loan facility.  The conditions to borrowing and the terms of the Acquisition Term Loans are expected to be substantially similar to those described in the term sheet for the syndication of the Acquisition Term Loans previously disclosed on the Current Report on Form 8-K that RCPC furnished to the SEC on August 15, 2013.

While the Company expects to close the Acquisition in the fourth quarter of 2013, after satisfying customary closing conditions, there can be no assurances that such closing will be consummated, nor any assurances that the terms of the Acquisition Term Loans will not change in connection with its syndication.  RCPC was in compliance with all applicable covenants under its existing 2011 term loan facility as of June 30, 2013 and the date of this filing.

The description of the Term Loan Amendment and the Incremental Amendment does not purport to be complete and such description is qualified in its entirety by reference to the text of the Term Loan Amendment and the Incremental Amendment, which are filed as Exhibits 4.1 and 4.2 attached hereto, and which are incorporated by reference herein in their entirety.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference herein in its entirety.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description

4.1
Amendment No. 2 to Term Loan Agreement, dated as of August 19, 2013, among Revlon Consumer Products Corporation, Citicorp USA, Inc., as Administrative Agent and Collateral Agent (each as defined therein), and the Lenders (as defined therein).

4.2
Incremental Amendment, dated as of August 19, 2013, among Revlon Consumer Products Corporation, Citicorp USA, Inc., as Administrative Agent and Collateral Agent (each as defined therein), and the Lenders (as defined therein).

Forward-Looking Statements

Statements made in this Form 8-K, which are not historical facts, including statements about the Company's plans, strategies, focus, beliefs and expectations, are forward-looking. Forward-looking statements speak only as of the date they are made and, except for the Company's ongoing obligations under the U.S. federal securities laws, the Company undertakes no obligation to publicly update any forward-looking statement, whether to reflect actual results of operations; changes in financial condition; changes in general U.S. or international economic, industry or cosmetics category conditions; changes in estimates, expectations or assumptions; or other circumstances, conditions, developments or events arising after the filing of this Form 8-K. Such forward-looking statements include, without limitation, the Company's beliefs, expectations, focus and/or plans about future events, including those regarding the Company’s expectation to close the Acquisition in the fourth quarter of 2013, after satisfying customary closing conditions, and the Company’s expectations that the conditions to borrowing and the terms of the Acquisition Term Loans are expected to be substantially similar to those described in the term sheet for the syndication of the Acquisition Term Loans previously disclosed on the Current Report on Form 8-K that RCPC furnished to the SEC on August 15, 2013.  Actual results may differ materially from such forward-looking statements for a number of reasons, including those set forth in our filings with the SEC, including, without limitation, our 2012 Annual Report on Form 10-K filed with the SEC in February 2013 and our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that we have filed or will file with the SEC during 2013 (which may be viewed on the SEC's website at http://www.sec.gov), as well as reasons including  difficulties, delays, unanticipated costs or RCPC's inability to consummate the Acquisition, in whole or in part, or changes in the expected timing of such transaction and/or unexpected changes to the terms and conditions of the Acquisition Term Loans in connection with its syndication.  Factors other than those listed above could also cause the Company’s results to differ materially from expected results. Additionally, the business and financial materials and any other statement or disclosure on, or made available through, the Company’s websites or other websites referenced herein shall not be incorporated by reference into this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVLON CONSUMER PRODUCTS CORPORATION

By: /s/ Lauren Goldberg
Lauren Goldberg
Executive Vice President and General Counsel
Date: August 19, 2013

EXHIBIT INDEX

Exhibit No.	Description

4.1
Amendment No. 2 to Term Loan Agreement, dated as of August 19, 2013, among Revlon Consumer Products Corporation, Citicorp USA, Inc., as Administrative Agent and Collateral Agent (each as defined therein), and the Lenders (as defined therein).

4.2
Incremental Amendment, dated as of August 19, 2013, among Revlon Consumer Products Corporation, Citicorp USA, Inc., as Administrative Agent and Collateral Agent (each as defined therein), and the Lenders (as defined therein).